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                                  EXHIBIT 10.3



                    AMENDMENT NUMBER ONE TO SECOND AMENDMENT

                    AND RESTATED LOAN AND SECURITY AGREEMENT

                    BETWEEN THE COMPANY AND FOOTHILL CAPITAL

                         CORPORATION, DATED APRIL, 2002

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                         AMENDMENT NUMBER ONE TO SECOND
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


      This Amendment Number One to Second Amended and Restated Loan and Security Agreement ("Amendment") is entered into as of April, 2002, among THE CHILDREN'S PLACE RETAIL STORES, INC., a Delaware corporation ("Borrower"), on the one hand, and the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and FOOTHILL CAPITAL CORPORATION, as Agent, on the other hand:

      A. Agent, Borrower and Lenders have previously entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of July 5, 2000 (the "Agreement").

      B. Borrower has organized an indirect wholly-owned Subsidiary, The Children's Place (Canada), LP, a Canadian limited partnership ("Children's Place Canada"), for the purpose of owning and operating retail stores in Canada.

      C. Agent, Borrower and Lenders desire to amend the Agreement as provided for and on the conditions herein.

      NOW, THEREFORE, Agent, Borrower and Lenders hereby amend and supplement the Agreement as follows:

      1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

      2.    AMENDMENTS.

            (a) Section 1.1 of the Agreement is hereby amended by adding the following definition:

                  "`CHILDREN'S PLACE CANADA' has the meaning set forth in the preamble to Amendment Number One to the Agreement."

            (b) Notwithstanding anything to the contrary in Section 2.1(a)(y) of the Agreement, inventory acquired by Letters of Credit for Children's Place Canada shall not be included in such section. For purposes of clarification, the inventory referred to herein is not part of Inventory as that term is defined in the Agreement.

            (c) Pursuant to Section 2.2 of the Agreement, Borrower shall have the right to cause Letters of Credit for the purchase of inventory by Children's Place Canada. For purposes of clarification, the inventory referred to herein is not part of Inventory as that term is defined in the Agreement.

            (d) Agent and Lenders consent to Borrower's additional Subsidiaries, and Schedule 5.8 of the Agreement is amended in its entirety to include the following additional subsidiaries: The Children's Place Canada Holdings, Inc., a Delaware corporation; TCP Investment Canada I Corp., a Nova Scotia unlimited liability corporation; TCP Investment Canada II Corp., a Nova Scotia unlimited liability corporation; The Children's Place (Canada), LP, an Ontario limited partnership; TCP Canada, Inc., a Nova Scotia corporation; TCP Resources, LLC, a Delaware limited liability company; and The Children's Place (Virginia), Inc., a Virginia corporation.

            (e) Section 6.2 is amended to require that Borrower's monthly consolidating financial statements shall include Children's Place Canada.

            (f) Notwithstanding anything to the contrary in Section 6.4 of the Agreement, Borrower shall only be required to deliver to Agent a designation of Inventory specifying the retail selling price of Borrower's


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Inventory not less frequently than monthly (rather than weekly) so long as there has been at least $25,000,000 of borrowing Availability under Section 2.1 (without being limited by the Maximum Amount).

            (g) Section 7.11 (ii) of the Agreement is amended to read as follows:

                  "(ii) there has been at least $10,000,000 of borrowing Availability under SECTION 2.1 (without being limited by the Maximum Amount) as of the end of each of the three months preceding such payment or purchase, and on such date, after taking into account the payment or purchase of such stock."

            (h) Section 7.19(b) of the Agreement is amended to read as follows:

                  "(b) EBITDA. EBITDA for the trailing 12-month period ending on each of Borrower's fiscal quarters commencing on or about April 30, 2002 and for each fiscal quarter thereafter shall be not less than $75,000,000."

      3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Agent and Lenders that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

      4. NO DEFAULTS. Borrower hereby affirms to Agent and Lenders that no Event of Default has occurred and is continuing as of the date hereof.

      5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of an executed copy of this Amendment.

      6. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, search fees, filing and recording fees, documentation fees and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents. Agent and Lenders are not charging a fee for this Amendment.

      7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

      8. COUNTERPARTS: EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.


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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation, as Agent and
                                     Lender


                                    By:            /s/  Thomas Morgan
                                       -----------------------------------------
                                    Title:             Vice President
                                          --------------------------------------


                                    FLEET RETAIL FINANCE INC.,
                                    as a Lender


                                    By:            /s/   Keith Vercauteren
                                       -----------------------------------------
                                    Title:         Assistant Vice President
                                          --------------------------------------


                                    THE CHILDREN'S PLACE RETAIL STORES, INC., a
                                    Delaware corporation


                                    By:            /s/   Seth L. Udasin
                                       -----------------------------------------
                                    Title:         Vice President and CFO
                                          --------------------------------------


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